Exhibit 99.1

Quad M Solutions Inc .’s Subsidiary NuAxess 2, Inc. enters into a sales, marketing and reinsurance agreement with Mammoth Life and Reinsurance LLC.

EDGEWATER, NJ, Sept. 27, 2021 (GLOBE NEWSWIRE) — Quad M Solutions, Inc. (OTCPink: MMMM)’s NuAxess 2, Inc. entered into a commercial agreement with Mammoth Life and Reinsurance LLC.(www.mammothlife.com). Mammoth is a modern data-driven fronting carrier platform that delivers accessible and inclusive insurance products and solutions into the U.S. market. Mammoth creates solutions aimed at the un/underinsured insurance markets via its technologies and data-driven processes that open unique access to untapped markets delivering enhanced pricing and risk containment capabilities. Mammoth is a national insurance and reinsurance operation and the only MBE (Minority Business Enterprise) certified insurance company in the U.S. Quad M Solutions, Inc.’s staffing solution is perfectly designed for Mammoth’s clients. Collectively, the companies will target the large and growing independent contractor and GIG worker market which subsumes over 2 million MBEs.

Mr. Joseph Frontiere, CEO of Quad M solutions Inc. said “This is a game changing deal for Quad M. It not only allows the company to advertise and sell our solutions as the most cost effective full medical insurance solution through traditional insurance channels, but allows us to team up with highly experienced insurance professionals who are using cutting edge technology to both identify new, and to expand traditional markets. We are excited to partner with the only MBE certified medical insurance platform in the U.S. and believe that Mammoth’s growth trajectory will be among the steepest in the insurance industry. We expect Quad M’s growth to be a significant percentage of Mammoth’s business”

Mr. Paul Ford, Co-Founder and Chairman of Mammoth Life and Reinsurance LLC. said “Given that we are a modern insurance company focused on utilizing the best of breed technologies, Quad M’s suite of proprietary insurance technologies for the staffing industry is very attractive. We intend to focus on the large un/underinsured markets including PEO’s (professional Employer Associations) that target small businesses, large corporations using PEO’s, and over 2 million MBE corporations. We are proud to work with Quad M and believe our partnership will hyper-accelerate each company’s growth.”

About Mammoth Life and Reinsurance LLC.

Mammoth Life & Reinsurance Company is a company inspired by the legacy of The Mammoth Life & Accident Insurance Company established in Louisville, KY in 1915. Harnessing the power of data science, machine learning and AI, Mammoth Life & Reinsurance Company is leading the way in reinsurance placements that secure human capital and strengthen corporate sustainability as a MBE-certified company. The company is focused on innovative reinsurance structures that mitigate risk of larger corporations managing SG&A expenses closely via the Mammoth Risk Management Data Platform which all of our clients and partners access to continuously monitor and underwrite risk. The company is committed to not just being a good corporate citizen, but leading the way as a thoughtful corporate partner participating in community involvement and philanthropy.

About Quad M Solutions, Inc.

Quad M Solutions, Inc., is a public holding company that offers self-funded health plans, staffing services, HR-human resources, payroll services, retirement, supplemental and workers compensation insurance to small and mid-sized group employers with 1-500 employees, and to the exploding essential worker “Gig Economy,” a labor market that is characterized by the prevalence of short-term contracts or freelance work, not permanent jobs. Our Company’s four subsidiaries, NuAxess 2, Inc., PrimeAxess, Inc., OpenAxess, Inc. and PrimeAxess 2, LLC are important in conveying who we are and what we do.

We strive to provide those employers and individuals the right tools to be able to manage and control all the facets in their healthcare experience and their eventual health outcomes. Prevention, wellness, and cures have become part of our corporate mission to individuals who want to manage and control their short and long-term healthcare needs.

Our self-insured programs are consumer-driven and technology-leveraged and, by itself, self-insurance is affordable, transparent and responsive to the healthcare and retirement needs of employees who are looking for higher quality benefits, integrated health information and better medical provider access and outcomes.

For additional information, please visit: QuadMSolutions.com and NuAxess.com.

Forward-Looking Statements:

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, Quad M Solutions, in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, profits, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates, and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements.

Corporate Contact:

IR@quadmsolutions.com

NUAXESS 2, INC.

REFERRAL AGREEMENT

This Agreement (the "AGREEMENT") is entered into this day of May 3, 2021 by and between Acrisure, LLC dba Connor Group Insurance Agency, at 2001 Marcus Avenue, Suite W180 , Lake Success, NY 11042 (hereinafter referred to as the "Referrer"), and NuAxess 2, with a location at 122 Dickinson, Ave, Toms River, NJ 08753-7756 (the "Parties").

Whereas, Referrer desires to refer Customers to engage the Services (as defined in Section 1 of this Agreement) of NuAxess 2 to provide a staffing platform that includes customized plans to companies nationwide of all sizes.

Whereas, NuAxess 2 agrees to extend such services to the Referrer's Customers subject to the terms and conditions hereinafter set forth.

Therefore, the Parties agree as follow:

1. Staffing Services. NuAxess 2 shall provide to Referrer's Customers a staffing platform that includes health insurance placement services as described herein (the "Services"):
    a. NuAxess 2 will provide quotes to Referrer on Customer accounts submitted by Referrer. Such quotes will be valid for 90 days from the date of issuance. Referrer shall notify NuAxess 2 if the quotation is accepted within 90 days or NuAxess 2 may withdraw the quotation.
    b. Upon acceptance by the Customer and instruction from Referrer, NuAxess 2 shall provide a staffing platform that includes an insurance policy to be issued, provide a binder to Referrer, and initiate direct bill premium collection.
    c. NuAxess 2 shall provide a staffing platform that includes an insurance policy including the contractual binding summary agreement between NuAxess 2 and Customer with Plan Specs to Referrer for delivery to the Customer. After Customer is installed, NuAxess 2 shall issue and deliver to Referrer and Customer the Summary Benefits for the policy.
    d. NuAxess 2 shall, in turn, make specific requests of the insurance companies and provide copies of all documents to Referrer for delivery to Customer; i.e., Insurance Policy and contract, policy changes, additional coverage, certificate of insurance.
2. Premium collections.
    a. Direct Bill Policies
        i. NuAxess 2 will directly bill the Customer for any and all premiums due from the Customer on such policies and will handle all collections.
        ii. The Customer will remit payment directly to NuAxess 2.
3. Commissions.
    a. Referrer shall be entitled to receive a commission on all new and renewal business placed with NuAxess 2 at the commission rule set forth on attached Schedule "A".
    b. On Direct Bill Policies, commissions will be paid to the Referrer by NuAxess 2 in accordance with Schedule "A" within 15 days after the end of the month in which NuAxess 2 receives payment from the Customer.

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c. In case of cancellation of staffing platform that includes an insurance policy due to Customer non-payment of fees, Referrer shall return on a pro-rata basis commissions on canceled policies or on any return premium at the same rate as such Referrer commissions were originally paid.

d. NuAxess 2 will provide current Customer status back-up information for commission paid to Referrer. NuAxess 2 will also provide a process for resolving discrepancies in a timely manner.

4. Claims.

a. Customer will report claims directly to the Third-Party Administrator ("TPA") assigned by NuAxess 2, who will process all claims according to the insurance policy. TPA/NuAxess 2 will provide a weekly and monthly report of all claims by the insured company to Referrer and Customer.

b. Referrer agrees to promptly report, with full details, to NuAxess 2 any fact, occurrence, or incident that may result in an increased risk of loss to NuAxess 2 or any insurer with which insurance was placed under this Agreement. Without limitation, Referrer agrees to report any subsequent information regarding such claim or loss to NuAxess 2 and to cooperate with adjusters and attorneys appointed by NuAxess 2 to investigate, adjust, or defend any claim or loss or to collect any unpaid premiums.

5. Referrer Representations.

a. Referrer represents and warrants to NuAxess 2 that it has the full right, power and legal capacity to execute this Agreement and to consummate the transactions contemplated herein and that it is not a party to any existing agreement that would prevent it from entering into this Agreement.

b. Referrer acknowledges it is not the agent of and has no authority to bind NuAxess 2 or any of its principals.

c. Referrer has the authority to appoint other agents or subagents for purposes of this Agreement. But any agents appointed by Referrer shall have no authority to make any agency agreement on behalf of nor shall Referrer make any agreements rendering or purporting to make NuAxess 2 liable for the payments and/or repayments of expenses, commissions, or any other sums pursuant tothe Customer policies.

d. Neither Party shall advertise in any way the name of the other Party or the other Party's affiliated companies nor shall Referrer advertise in any way the name of anycompany or underwriter represented by NuAxess 2 without the written consent of NuAxess 2.

e. Referrer hereby agrees to indemnify and hold NuAxess 2, its parent, affiliated and subsidiary corporation and its officers, directors, employees and agents harmless from any and all claims, losses, costs, expenses, deficiencies, liabilities, obligations or damages (including related counsel fees) resulting from Referrers acts or omissions for which Referrer is legally liable.

6. NuAxess 2 Representations.

a. NuAxess 2 represents and warrants to Referrer that it has the full right, power and legal capacity to execute this Agreement and to consummate the transactions contemplated herein and that it is not a party to any existing agreement that would prevent it from entering into this Agreement.

b. NuAxess 2 hereby agrees to indemnify and hold Referrer, its parent, affiliated and subsidiary corporations and its officers, directors, employees, and agents harmless

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from any and all claims, losses, costs, expenses, deficiencies, liabilities, obligations or damages (including related counsel fees) resulting from NuAxess 2's acts or omissions for which NuAxess 2 is legally liable.

c. NuAxess shall maintain professional liability insurance with a limit of not less than $5,000,000 and cyber liability insurance with a limit of not less than $5,000,000. NuAxess's insurance shall be primary and non-contributory.

d. NuAxess further represents, warrants, and covenants that it maintains and will continue to maintain for the duration of this agreement a data security plan, data privacy plan, and written policy for protecting Confidential Information.

e. During the term of this Agreement and for a period of two years following termination of this Agreement, NuAxess 2 shall not solicit any insurance business directly to Referrer Customers and shall not disclose such information to any party for the purpose of solicitation, without the Referrer's prior written permission. Upon termination, Referrer shall remain the sole exclusive owner of Customers, policy records, and expiration information, provided Referrer has paid NuAxess all returned commissions due because of Customer non-payment.

7. Existing customer relationships.

a. NuAxess 2 should not circumvent or solicit any business to Referrer's Customers who are being solicited for business by Referrer or who are already a Referrer Customer.

b. The Parties agree that in the event that Referrer submits to NuAxess 2 for placement a Customer who is being solicited for business by NuAxess 2 or who is already an NuAxess 2 Customer, all materials provided by Referrer shall be returned to Referrer immediately, and any insurance business placed for the Customer in question by NuAxess 2 shall not be subject to the terms and conditions of this Agreement.

8. Term and Termination. This Agreement shall commence on the Effective Date and shall expire one (1) year from the date thereof, provided, however, that this Agreement shall automatically renew in successive terms for one (1) year periods for up to a total of three (3) years. This Agreement may be terminated by either Party at any time upon giving 60 days 'written notice of termination, but such termination shall not alter in any way the continued application of the terms and conditions of this Agreement to policies in effect as of the date of such termination. NuAxess 2 shall continue to pay Referrer commission on all such policies in accordance with applicable law.

9. Confidential Information. All non-public, confidential or proprietary information including, but not limited to, Referred Customers, trade secrets, technology, information pertaining to business operations and strategies, and information pertaining to customers, pricing, and marketing (collectively, "Confidential Information"), disclosed by one Party (the "Disclosing Party") to the other Party (the "Receiving Party"), whether disclosed orally or disclosed or accessed in written, electronic or other form or media, and whetheror not marked, designated or otherwise identified as "confidential," in connection with this Agreement is confidential, and shall not be disclosed, used, or copied by the Receiving Party without the prior written consent of the Disclosing Party. Confidential Information does not include information that is (i) in the public domain; (ii) known to the Receiving Party at the time of disclosure; or (iii) rightfully obtained by theReceiving Party on a non-confidential basis from a third party. The Receiving Party agrees to use the Confidential Information only in the context of this Agreement. The Disclosing Party shall be entitled to seek injunctive relief for any violation of this Section.

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10. Records Management.

    a. Referrer agrees to keep complete records and accounts of all transactions pertaining to this Agreement and to permit NuAxess 2 to inspect all records pertaining to business transacted under this Agreement upon reasonable notice, upon NuAxess executing a mutually negotiated NDA

    b. NuAxess 2 agrees to keep complete records and accounts of all transactions pertaining to Direct Bill Policies and to permit Referrer to inspect all records pertaining to billing and collection of the Direct Bill Policies upon reasonable notice.

11. Enforceability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions, and this Agreement shall be construed as if such invalid or unenforceable provisions were omitted.
12. Entire Agreement and Amendments. This Agreement constitutes the entire Agreement between NuAxess 2 and Referrer concerning the subject matter herein and supersedes all previous communications, representations, understandings, and agreements, either written or oral. Modifications, changes, and amendments to this contract and relationship established thereby shall be valid only if in written form and signed by the Parties to this Agreement or other authorized agents.
13. Assignment. This Agreement shall not be assigned by either of the Parties, and their respective obligations hereunder shall not be delegated without the prior written consent of all the Parties hereto. No failure of either party toinsist on strict compliance with this Agreement or to exercise any right under this Agreement shall be n waiver of such right.
14. Binding. This Agreement shall be binding upon and adhere to the benefit of the Parties hereto their respective heirs, successor, and assignees.
15. Notices. All notices under this Agreement shall be delivered personally or by prepaid certified or registered mail, addressed to the address set forth on the first page of this Agreement.
16. Governing Law; Jurisdiction; Venue. This Agreement shall be governed by andconstrued in accordance with the internal laws of the State of Michigan without givingeffect to any choice or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Michigan.
17. Waiver. No failure of either party to insist on strict compliance with this Agreement orto exercise any right under it shall be a waiver on such right.
18. All exhibits and schedules hereto shall be deemed a part thereof.

This Agreement shall become effective when accepted by Referrer and NuAxess 2 and a copy of the Referrer's W-9 is submitted with this Agreement.

IN WITNESS THEREOF, the parties have hereunto set their hands on the date and year first abovewritten for the purposes set forth in this Agreement:

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ACRISURE, LLC DBA CONNOR GROUP INSURANCE AGENCY

Sozon Vatikiotis, Chief Operating Officer

Date 5/3/2021

NUAXESS 2 INC.

Pasquale Dileo, CEO

Date 416/21/

Schedule "A "

Commissions are $35.00 PEPM.

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